SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2002



                              ABBOTT MINES LIMITED
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Nevada                         000-33197                88-0467845
------------------------         ---------------------       ----------------
(State of Incorporation)         (Commission File No.)       (I.R.S. Employer
                                                              Identification
                                                                  Number)


             535 West 34 Street, 5th Floor, New York, New York 10001
             -------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 962-9277
             -------------------------------------------------------
              (Registrant's Telephone Number, including area code)

       1040 West Georgia Street, Suite 1160, Vancouver, British Columbia,
                                 Canada V6E 4H1
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 1.  Change In Control.

         Effective May 24, 2002 (the "Closing Date"), Abbott Mines Ltd. (the "Registrant") closed a share exchange transaction (the "Transaction") pursuant to a Share Exchange Agreement (the "Exchange Agreement") dated as of May 16, 2002, by and among the Registrant, Carlo Civelli, Mike Muzylowski, WARP Solutions Inc. ("WARP"), Karl Douglas, John Gnip and the Sellers as Identified on Schedule A thereto. In accordance with the terms of the Exchange Agreement, the Registrant issued approximately 7,426,453 shares of common stock, par value $.00001 per share (the "Common Stock") to the participating WARP stockholders in exchange for approximately eighty-two percent (82%) of the issued and outstanding capital stock of WARP. A copy of the Exchange Agreement is attached as an Exhibit hereto and is incorporated herein by reference.

         As a result of the Transaction, the participating WARP stockholders became holders of approximately 74% of the Registrant's issued and outstanding shares of Common Stock as of the Closing Date. Pursuant to the Exchange
Agreement: i) Mike Muzylowski resigned his positions as President, Chief Executive Officer, Treasurer, Chief Financial Officer and director of the Registrant, ii) Carlo Civelli resigned his position as the Secretary of the Registrant, and iii) Karl Douglas and John Gnip were appointed as members of the board of directors of the Registrant. The details of the Transaction, including all information required by Item 1 of this Current Report on Form 8-K (the "Report"), are set forth in "Item 2. Acquisition or Disposition of Assets" below, the contents of which are incorporated herein by reference.

         In connection with the Transaction, the information required by Rule 14f-1 promulgated under the Securities Exchange Act of 1934, as amended, was disclosed by the Registrant in its Current Report on Form 8-K filed on May 10, 2002, the contents of which are incorporated herein by reference.

Item 2.  Acquisition or Disposition of Assets.

         On May 24, 2002, the Registrant, a Nevada corporation, acquired approximately eighty-two percent (82%) of the issued and outstanding capital stock of WARP, a Delaware corporation (the "Transaction"). In accordance with the terms and conditions of the Exchange Agreement, the Registrant issued
1.3813632 shares of its Common Stock for each one (1) share of WARP common stock acquired. As of June 7, 2002, the Registrant has acquired an aggregate of 5,376,165 million shares of the issued and outstanding common stock, par value $.01 per share, of WARP in exchange for an aggregate of 7,426,453 million shares of the Registrant's authorized but unissued shares of Common Stock (the "Consideration Shares"). Following the closing of the Transaction, WARP became a subsidiary of the Registrant and the operations of WARP

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

became the primary operations of the Registrant. The share exchange under the Exchange Agreement is ongoing and the Registrant anticipates that additional WARP stockholders will tender their WARP stock for shares of the Registrant's Common Stock.

         The Consideration Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Consideration Shares were issued to the WARP stockholders pursuant to an exemption from registration under
Section 4(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder. The Consideration Shares are subject to restrictions on transfer and sale under the Securities Act and may only be transferred or resold pursuant to an effective registration statement or in compliance with an exemption from such registration. In connection with the Transaction, Karl Douglas and John Gnip each signed lock-up agreements with a term of one year. The terms and conditions of the Exchange Agreement were determined through arms-length negotiations between the parties.

         Under the terms and conditions of the Exchange Agreement, the following transactions took place on or subsequent to the Closing Date:

          o As of June 7, 2002, approximately 7,426,453 shares of Common Stock were issued to the participating WARP stockholders in exchange for approximately eighty-two percent (82%) of the outstanding common stock of WARP.

          o Mike Muzylowski resigned from all positions as an officer and director of the Registrant.

          o Carlo Civelli resigned from all positions as an officer of the Registrant.

          o Mr. Muzylowski returned 6,250,000 shares of the Registrant's Common Stock to the Registrant for cancellation.

          o Mr. Civelli returned 6,250,000 shares of the Registrant's Common Stock to the Registrant for cancellation.

          o Karl Douglas and John Gnip were appointed members of the Registrant's Board of Directors. Accordingly, following the Closing Date the Registrant's Board of Directors consists of Messrs. Douglas, Gnip and Civelli.

          o The Registrant's Board of Director's appointed Karl Douglas as President and Chief Executive Officer and John Gnip as Chief Operating Officer and Secretary of the Registrant.

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

          o As of the Closing Date and the date of the filing of this Report, Messrs. Douglas and Gnip each owned 1,491,873 shares of the Registrant's Common Stock. All shares of Registrant's Common Stock owned by Messrs. Douglas and Gnip are subject to a one-year lockup agreement prohibiting certain transfers and sales of such shares for a period of one year from the Closing Date.

          o The Registrant relocated its executive offices from 1040 West Georgia Street, Suite 1160, Vancouver, British Columbia, Canada V6E 4H1 to 535 West 34 Street, 5th Floor, New York, New York 10001.

         Readers are referred to the Exchange Agreement, a copy of which is attached as Exhibit 2.1 to this Report, and is incorporated herein by reference.

Business of WARP
----------------

         As a result of the Transaction, the operations of WARP, a subsidiary of the Registrant, will be the primary operations of the Registrant. Additional information concerning WARP can be found at WARP's website located at: www.warpsolutions.com. The following is a brief description of the operations of
WARP:

         WARP was incorporated under the laws of the State of Delaware in December 1999. WARP is a development stage company that produces the WARP 2063 Application Pre-Processor (the "WARP 2063"), a computer network appliance that seeks to improve the speed and reliability of the transactions and information requests that are processed over Internet and Intranet networks. WARP has developed a unique and proprietary technology which is designed to accelerate the processing of what are called "dynamic content" requests. Currently, most network infrastructures require that dynamic content requests travel through the application and data base server layers (i.e. to the core) of that network's infrastructure for processing and then back to the user. This can result in performance bottlenecks, slow response times, high transactional costs and a lower overall quality of experience for the network's user.

         WARP's technology moves the processing of dynamic content requests away from the core of an enterprises' network infrastructure. By doing so, WARP's technology and product should enable an enterprise to improve the efficiency of its application infrastructure resulting in:

          i)   The elimination of complex transaction-processing bottlenecks,
          ii)  Improved response times,
          iii) Increased user quality of experience, and
          iv)  Lower hardware and implementation costs.


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

         The WARP 2063 eliminates the need for repeated dynamic content requests to traverse through the application and database layers of a network's infrastructure by pre-processing or storing (i.e. caching) the responses for the most frequently requested information in its memory away from the core of the infrastructure and diverting such requests to memory for processing. In doing so, this feature reduces the need for the application server and data server of network's infrastructure to process certain dynamic content transactions. Additionally, the time required to process such transactions (i.e. latency) can be dramatically shortened. By so doing, the WARP 2063 has moved the processing of dynamic content transactions away from the application and data server layers of the network's infrastructure. The WARP 2063 creates greater response speed and increases network efficiency by accelerating the processing of dynamic content requests, thereby increasing a user's quality of experience. At present, the WARP 2063 is considered to be an early stage product. WARP believes that the product will require one to two years of customer requested feature enhancements to reach maturity.

         WARP's current marketing efforts consist mainly of direct contacts between our sales group and potential channel resellers and direct customers. Such contacts generally take place either by telephone or in person. WARP is not currently engaged in any general advertising campaigns and does not foresee any such campaigns in the near future. WARP's current internal sales force consists of two full time WARP employees and two independent contractors retained by WARP. On a general basis, WARP's sales employees manage domestic sales efforts and its independent contractors handle sales efforts in Europe. WARP's sales efforts are currently focused mainly on developing its channel reseller network.

         Over the last two years, WARP has spent a total of approximately $6,250,000 on research and development activities related to its technology. Approximately half of that amount was spent on the development of the general core library components of WARP's technology, many of which are used in the WARP 2063, and one-third was spent specifically on the development of the WARP 2063. WARP's next generation technology, known as "GTEN" for "Global Transaction Enabled Network," is currently in development. It is anticipated that the GTEN technology will enable WARP to develop a product that is designed to offer the same level of transactional efficiency obtained by the WARP 2063, but over a globally distributed network or a wide area network. WARP estimates that GTEN should be available for customer testing in approximately six (6) months and that it should be ready for general release and sale by May 2003.

         Certain of the matters discussed herein include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates", "should" and similar expressions are forward-looking statements. The actions of current and potential new competitors, changes in technology, seasonality, business cycles, and other factors may impact greatly upon strategies and expectations and are outside the Registrant's direct control.

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

Item 6.  Resignation of Director.

     On May 15, 2002, in connection with the Transaction, Mr. Mike Muzylowski resigned as a Director of the Registrant effective on the Closing Date. There were no disputes or disagreements between the Registrant and Mr. Muzylowski.

     On May 21, 2002, in connection with the Transaction, the Board of Directors of the Registrant appointed Karl Douglas and John Gnip to serve as directors of the Registrant to fill vacancies on its Board of Directors. The following is biographical information on Mr. Douglas and Mr. Gnip:

     Karl Douglas, Age 39: On May 24, 2002, Mr. Douglas was appointed Chief Executive Officer and President of the Registrant. Since December 1999, Mr. Douglas has been the Chief Executive Officer and a director of WARP. Mr. Douglas has over 15 years of experience managing Enterprise level information technology systems and departments for Fortune 500 companies. From August 1998 to December 1999, Mr. Douglas was a Vice President at Merrill Lynch and Co. where he was a senior strategic technology manager. From August 1994 to August 1998, Mr. Douglas was a Vice President and a Global Technology Infrastructure Manager for JP Morgan's Financial Division, during which time he managed a $105 million technology portfolio and a 125 person technology staff. From January 1992 to August 1994, Mr. Douglas was a Vice President in the information technology department at Bear Stearns, Inc. Mr. Douglas majored in physics and economics at Princeton University and received his B.A. in 1985.

     John Gnip, Age 35: On May 24, 2002, Mr. Gnip was appointed Chief Operating Officer and Secretary of the Registrant. Since December 1999, Mr. Gnip has been the Chief Information Officer and a director of WARP. Mr. Gnip has over 10 years experience delivering mission critical commercial software applications. From 1998 to 1999, Mr. Gnip was a Senior Technology Consultant whose client was Merrill Lynch and Co. From 1994 to 1998, Mr. Gnip was a Senior Technology Consultant whose client was JP Morgan. From 1992 to 1994, Mr. Gnip was a Senior Software Engineer at Systems Strategies, Inc. in Melville, N.Y., where he was one of the original lead engineers developing a top selling middleware-messaging product for the "IBM MQ Series". From 1990 to 1992, Mr. Gnip was a programmer analyst at the Federal Reserve Bank of New York. Mr. Gnip received a B.S. degree in Computer and Information Science from Brooklyn College in 1996.


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

Item 7.  Financial Statement and Exhibits.

         (a) Financial Statements of the Business Acquired

         The financial statements responsive to this Item 7(a) shall be filed by an amendment to this Current Report on Form 8-K.

         (b) Pro Forma Financial Information

         The financial statements responsive to this Item 7(b) shall be filed by an amendment to this Current Report on Form 8-K.

         (c) Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:


Exhibit    Description
-------    -----------

2.1 Form of Share Exchange Agreement dated as of May 16, 2002 by and among Abbott Mines, Ltd., Carlo Civelli, Mike Muzylowski, WARP Solutions, Inc., Karl Douglas, John Gnip and the Persons Identified on Schedule A thereto.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Abbott Mines, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 7, 2002

                                       ABBOTT MINES, LTD.


                                       By: /s/ Karl Douglas
                                           -----------------------------------
                                           Karl Douglas, CEO and President


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

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit        Description
-------        -----------

2.1 Form of Share Exchange Agreement dated as of May 16, 2002 by and among Abbott Mines, Ltd., Carlo Civelli, Mike Muzylowski, WARP Solutions, Inc., Karl Douglas, John Gnip and the Persons Identified on Schedule A thereto.






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